Exhibit 99.1

CIT EXTENDS EXPIRATION DATE OF NOTES EXCHANGE OFFER

             NEW YORK – December 22, 2008 – CIT Group Inc. (NYSE: CIT), a leading commercial finance company, today announced that it is extending the expiration date of its offer to exchange certain of its outstanding notes (the “Notes Exchange”) until 11:59 PM EST on Monday, December 22, 2008. The withdrawal deadline with respect to the Notes Exchange has not been extended.

             Except as otherwise described above, the terms and conditions of the Notes Exchange are described in the Confidential Offering Memorandum, dated as of November 17, 2008, as amended and supplemented, and the related letter of transmittal. Holders eligible to participate in the Notes Exchange are encouraged to read such documents carefully prior to making a decision with respect to the Notes Exchange. The securities offered in the Notes Exchange have not been registered under the Securities Act of 1933, as amended and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of applicable federal securities laws, including the Private Securities Litigation Reform Act of 1995, that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this press release, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially due to numerous important factors that are described in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2007, as updated by our subsequent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Many of these risks, uncertainties and assumptions are beyond our control, and may cause our actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include, among others, capital markets liquidity; risks of and/or actual economic slowdown, downturn or recession; industry cycles and trends; demographic trends; risks inherent in changes in market interest rates and quality spreads; funding opportunities and borrowing costs; conditions and/or changes in funding markets, including commercial paper, term debt and the asset-backed securitization markets; uncertainties associated with risk management, including credit, prepayment, asset/liability, interest rate and currency risks; adequacy of reserves for credit losses; risks associated with the value and recoverability of leased equipment and lease residual values; application of fair value accounting in volatile markets; changes in laws or regulations governing our business and operations; changes in competitive factors; future acquisitions and dispositions of businesses or asset portfolios; the success, or lack thereof, of the transactions described in this press release, including our application to the Federal Reserve to become a bank holding company and the submission of our application to the U.S. Treasury to participate in the Capital Purchase Program by selling preferred stock to the U.S. Treasury; and if our application to the Federal Reserve to become a bank holding company is successful, risks associated with our being a bank holding company, including, but not limited to, whether our existing business activities are permissible activities. Accordingly, you should not place undue reliance on the forward-looking statements contained in this press release. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

###

CIT MEDIA RELATIONS:
C. Curtis Ritter, 212-461-7711
Vice President
Director of External Communications & Media Relations
Curt.Ritter@cit.com